POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that such person whose signature appears below constitutes and appoints William F. Edwards and Arthur W. Roos and each of them severally, his true and lawful attorneys-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the registration under the Securities Act of the Common Stock of the Registrant, including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, this Registration Statement and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock of the Registrant to any and all amendments thereto (including post-effective amendments) to this Registration Statement, to any related Rule 462(b) Registration Statement and to any documents filed as part of or in connection with this Registration Statement and any and all amendments thereto, including post-effective amendments.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities indicated on May 29, 1998:


        SIGNATURE                      TITLE                            DATE
        ---------                      -----                            ----

/s/ William F. Allyn
---------------------------   Director                              May 29, 1998
     William F. Allyn

/s/ Albert J. Budney, Jr.
---------------------------   Director, President and Chief         May 29, 1998
  Albert J. Budney, Jr.       Operating Officer

/s/ Lawrence Burkhardt, III
---------------------------   Director                              May 29, 1998
 Lawrence Burkhardt, III

/s/ Douglas M. Costle
---------------------------   Director                              May 29, 1998
   Douglas M. Costle

/s/ William E. Davis
---------------------------   Chairman of the Board of Directors    May 29, 1998
    William E. Davis          and Chief Executive Office

/s/ William J. Donlon
---------------------------   Director                              May 29, 1998
   William J. Donlon

        SIGNATURE                      TITLE                            DATE
        ---------                      -----                            ----

/s/ Anthony H. Gioia
---------------------------   Director                              May 29, 1998
    Anthony H. Gioia

/s/ Bonnie Guiton Hill
---------------------------   Director                              May 29, 1998
    Bonnie Guiton Hill

/s/ Henry A. Panasci, Jr.
---------------------------   Director                              May 29, 1998
   Henry A. Panasci, Jr.

/s/ Patti McGill Peterson
---------------------------   Director                              May 29, 1998
   Patti McGill Peterson

/s/ Donald B. Riefler
---------------------------   Director                              May 29, 1998
     Donald B. Riefler

/s/ Stephen  B. Schwartz
---------------------------   Director                              May 29, 1998
   Stephen  B. Schwartz

/s/ William F. Edwards
---------------------------   Senior Vice President and Chief       May 29, 1998
    William F. Edwards        Financial Officer

/s/ Steven W. Tasker
---------------------------   Vice President-Controller and         May 29, 1998
     Steven W. Tasker         Principal Accounting Officer

/s/ Edmund M. Davis, Esq.
---------------------------   Director                              May 29, 1998
   Edmund M. Davis, Esq.




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